                                                                    Exhibit 10.3

                                                             (domestic version,
                                                             which is the same
                                                             in all material
                                                             respects as the
                                                             international
                                                             version)






                           KORN/FERRY INTERNATIONAL
                           ------------------------

                          WORLDWIDE EXECUTIVE BENEFIT
                          ---------------------------

                               RETIREMENT PLAN
                               ---------------

                             FOR U.S. EXECUTIVES
                             -------------------

                           KORN/FERRY INTERNATIONAL
                           ------------------------

                          WORLDWIDE EXECUTIVE BENEFIT
                          ---------------------------

                                RETIREMENT PLAN
                                ---------------

                              FOR U.S. EXECUTIVES
                              -------------------


                                   PREAMBLE
                                   --------

     The purpose of this Korn/Ferry International Worldwide Executive Benefit ("WEB") Retirement Plan for U.S. Executives (the "Plan") is to provide supplemental retirement benefits for eligible individuals who are Vice Presidents or above and shareholders of Korn/Ferry International (the
"Company") and its Affiliates and are covered under the Company's Employee Tax-Deferred Savings (401(k)) Plan. In general, this Plan will cover eligible individuals who are United States citizens, permanent legal residents and taxpayers. The Plan will be effective as of January 1, 1997. Individuals who retired or terminated employment with the Company and its Affiliates prior to January 1, 1997 will not be eligible to participate in or receive benefits under the Plan.


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     When used herein, the following words shall have the following meanings unless the content clearly indicates otherwise:

     1.1  Actuarial Equivalent.  "Actuarial Equivalent" means a benefit which is
          --------------------
actuarially equivalent to the normal form of retirement benefit commencing at age 65, using actuarial factors determined by the Committee pursuant to Section 3.6.

     1.2  Affiliates.  "Affiliates" means subsidiary and affiliated companies of
          ----------
Korn/Ferry International.

     1.3  Annual Benefits Schedule.  "Annual Benefits Schedule" means a written
          ------------------------
schedule in the form attached to this Plan which will be issued annually by the Company to notify Participants of the retirement benefits available under this Plan and may be changed by the Company from time to time in is complete and sole discretion.

     1.4  Annual Benefit Statement. "Annual Benefit Statement" means an annual
          ------------------------
written statement which will be issued by the Company to notify each Participant of the Participant's annual and cumulative accrual percentage of his or her retirement benefit under the Plan for the applicable Plan Year.

     1.5  Base Salary.  "Base Salary" means a Participant's base salary prior to
          -----------
deductions for deferrals under any Company sponsored qualified or non-qualified plans. Base salary excludes all bonuses, incentive and supplemental compensation and other payments and benefits, except fixed base salary.

     1.6  Beneficiary.  "Beneficiary" means the person or persons designated as
          -----------
such in accordance with Article IV.

     1.7  Board.  "Board" means the Board of Directors of Korn/Ferry
          -----
International or any committee thereof acting within the scope of its authority.

          1.8  Code. "Code" means the Internal Revenue Code of 1986, as amended
               ----
from time to time.

          1.9  Committee. "Committee" means the administrative committee
               ---------
appointed by the Board to administer the Plan pursuant to Article V.

          1.10 Company. "Company" means Korn/Ferry International and, Whenever
               -------
applicable, its Affiliates.

          1.11 Effective Date. "Effective Date" means January 1, 1997.
               --------------

          1.12 ERISA. "ERISA" means the Employee Retirement Income Security Act
               -----
of 1974, as amended from time to time.

          1.13 Final Average Salary. "Final Average Salary" means the
               --------------------
participant's highest average monthly Base Salary during the 36 consecutive months out of the final 72 months of active, full-time (at least 30 hours per week) employment with the Company or its Affiliates.

          1.14 Participant. "Participant" means an eligible Vice
               -----------
President/Shareholder who has completed the eligibility requirements to participate in the Plan in accordance with the provisions of Article II and has been notified in writing that his or her participation has been approved by the Company.

          1.15 Plan. "Plan" means this Worldwide Executive Benefit Retirement
               ----
Plan for U.S. Executives as set forth in this document and as the same may be amended, administered or interpreted from time to time.

          1.16 Plan Year. "Plan Year" means the fiscal year of the Company which
               ---------
begins on May 1 and ends on April 30.

          1.17 Vice President/Shareholder. "Vice President/Shareholder" means
               --------------------------
any Vice President or more senior officer of the Company or its Affiliates who is or becomes a shareholder of the Company at the next subscription offering under the Company's Equity Participation Program and abides by the provisions of such program as determined by the Committee.

                                  ARTICLE II

                                 PARTICIPATION
                                 -------------


          2.1  Participation. Any Vice President/Shareholder who is actively
               -------------
employed on a full-time basis (at least 30 hours per week) and who is eligible for retirement benefits in accordance with the Annual Benefits Schedule for this Plan, which will be issued and updated by the Company from time to time, may enroll in the Plan by completing the underwriting requirements and any other enrollment steps required by the Company for coverage to begin. An eligible Vice President/Shareholder shall become a Participant in the Plan upon being notified in writing that his or her participation has been approved by the Company.

          2.2  Commencement of Coverage. Subject to the limitations of Section
               ------------------------
2.1, (i) a Vice President/Shareholder who is eligible for coverage on January 1, 1997 will be covered under the Plan as of January 1, 1997, and (ii) any other eligible Vice President/Shareholder will be covered under the Plan on May 1 after his or her participation is approved by the Company.

                                  ARTICLE III

                              RETIREMENT BENEFITS
                              -------------------

          3.1  Eligibility for Retirement Benefits. A Participant who is not
               -----------------------------------
terminated for "Cause" (as defined in Section 3.10) and who does not violate the non-compete provisions of Section 3.11 will be eligible to receive retirement benefits under this Plan.

          3.2  Determination of Amount of Retirement Benefits.
               ----------------------------------------------

          (a) The amount of the monthly retirement benefit payable to a Participant commencing at age 65 will be a specific percentage (determined as set forth below) of the Participant's Final Average Salary. The specific percentage will be the cumulative accrual percentage earned by the Participant, which will be the sum of the annual accrual percentages awarded to the Participant for each complete Plan Year of service, up to a maximum of 20 years of service.

          (b) A Participant will only earn benefits under the Plan for service after the Effective Date (or service after May 1, 1994, as provided below) while actively employed on a full-time basis (at least 30 hours per week). No annual accrual percentage will be awarded to a Participant for any Plan Year (or any portion of a Plan Year) during which the Participant was not in active, full-time employment (at least 30 hours per week) with the Company or its Affiliates during the entire Plan Year.

          (c) Annual accrual percentages will be awarded retroactively to a Participant commencing with the later of the Plan Year which began on May 1, 1995, or the first Plan Year in which the Participant met the eligibility requirements to participate in the Plan. A Participant's cumulative accrual percentage will be the sum of the annual accrual percentages awarded to the Participant during the first 20 years of full-time service as a Participant in the Plan. A Participant will not accrue any additional annual accrual percentages under the Plan after the first 20 years of full-time service while participating in the Plan.

          (d) The target annual accrual percentages will be one-twentieth
(1/20) of the target retirement percentages for each Plan Year, as set forth in the Annual Benefits Schedule for this Plan which will be issued by the Company and is subject to change by the Company from time to time in its complete and sole discretion. Actual awards for each Plan Year will be determined by the Board and may vary from the target awards. Annual accrual percentages awarded under the Plan for each Plan Year will be based on the Company's success in meeting its profitability goals for the Plan Year. If the Company does not meet the profitability goals which are established by the Board for a particular Plan Year, a reduced annual accrual percentage (which may be zero) may be awarded under the Plan for that Plan Year. In a Plan Year when the Company exceeds its profitability goals, the Board, in its sole discretion, may determine to award annual accrual percentages which exceed the target awards. Any increase or decrease in the actual awards from the target awards for a Plan Year will be made ratably on the same proportionate basis for all Participants in the Plan. There is no guarantee by the Company of any total retirement benefit under the Plan.

          (e) The Participant's annual accrual percentage and cumulative accrual percentage will be reported for each Plan Year in an Annual Benefit Statement issued by the Company to the Participant. In the event of any difference between the annual or cumulative accrual percentages set forth in the most recent Annual Benefit Statement issued to the Participant and the percentages determined from the Annual Benefits Schedule, the annual and cumulative accrual percentages determined from the Annual Benefits Schedules issued by the Company shall be controlling.

          (f) A Participant will be 100% vested at all times in the annual and cumulative accrual percentages which have been earned by the Participant under the Plan, except as provided in Sections 3.10 and 3.11.

          3.3  Definition of Retirement.
               ------------------------

          (a) Early retirement means termination of service with the Company and its Affiliates after a Participant attains age 55, but before attaining age 65.

          (b) Normal retirement means termination of service with the Company and its Affiliates when a Participant attains age 65.

          (c) Late retirement means termination of service with the Company and its Affiliates when a Participant continues in employment after age 65.

          3.4  Form of Retirement Benefit Payments.  The normal form of payment
               -----------------------------------
of retirement benefits will be a single life annuity payable at age 65 for unmarried Participants and a joint and 50% survivor annuity payable at age 65 for married

Participants. A Participant may, however, elect payment in one of the following forms:

          (1)  Single life annuity

          (2)  Single life annuity with 10 year certain

          (3)  Joint & 50% survivor annuity

          (4)  Joint & 100% survivor annuity

Spousal consent is required for all elections by married Participants.

          3.5  Commencement of Retirement Benefit Payments.  Retirement benefit
               -------------------------------------------
payments will commence on the May 1 or November 1 following a Participant's retirement, unless the Participant has elected a later commencement date. Participants may elect to have retirement benefits commence a certain number of years after retirement. In such event retirement benefits will commence on May 1 or November 1 following the number of years elected. Notwithstanding any election made by a Participant or any other provision of the Plan, if a Participant retires prior to age 65, retirement benefits will not commence until the May 1 or November 1 following two years after termination of service or the Participant's attainment of age 65, whichever is sooner.

          Retirement benefits must commence no later than May 1 or November 1 following the month in which a Participant attains age 70, even if the Participant is still employed with the Company or its Affiliates. If a Participant is actively employed on a full-time basis past age 65, the Participant will continue to earn additional annual accrual percentages up to the maximum of the first 20 years of full-time service while participating in the Plan. If the Participant is still working at the time when retirement benefit payments commence, the initial retirement benefit payments will be based on the Participant's accrued retirement benefit on the date when payments commence. If the Participant continues to accrue additional retirement benefits, the retirement benefit payments will be adjusted each year to reflect the additional accrual, if any. No adjustment shall be made for past retirement benefit payments.

          All payments of retirement benefits are subject to the limitations of Sections 3.10 and 3.11.

          3.6  Actuarial Adjustment for Early or Late Commencement of Retirement
               -----------------------------------------------------------------
Benefit Payments.  Retirement benefit payments which commence prior to or after
----------------
the date when a Participant attains age 65 will be adjusted actuarially using Actuarial Equivalent factors determined by the Committee. Initially, the Actuarial Equivalent factors will be 80% of the 1983 GAM Mortality Table and a discount rate not greater than 120% of the long-term "applicable federal rate" (as defined in Section 1274(d) of the Code). In the future the Committee may use such mortality tables and discount rates as the Committee may determine, in its sole discretion.

          3.7  Election of Form and Commencement of Retirement Benefit Payments.
               ----------------------------------------------------------------
When a Participant becomes eligible to accrue a benefit in accordance with the Annual Benefits Schedule, the Participant will be required to make an election of form and commencement date of retirement benefit payments during the initial enrollment under the Plan.

          A Participant may change the election of form and commencement date of retirement benefit payments at any time prior to 12 months before the Participant's early, normal or late retirement without a penalty, but in no event later than age 65, except as provided below. A Participant may make a subsequent change in the election of form and commencement date of retirement benefit payments within 12 months prior to early, normal or late retirement or after age 65 with a 10% penalty.

          In the event of a change in a Participant's marital status or the death of a Participant's designated Beneficiary after a Participant attains age 65, the Participant may change the election of form and commencement date or retirement benefit payments without a penalty at any time prior to 12 months before retirement benefit payments commence.

          In no event may a Participant change the form or commencement date of retirement benefit payments (or the Beneficiary designated to receive any survivor benefits following the Participant's death) after retirement benefit payments have commenced, either with or without a penalty.

          3.8  Disability.  A Participant who becomes disabled while employed
               ----------
with the Company or its Affiliates will not accrue additional benefits under the Plan during any Plan Year when the Participant is not an active, full-time employee during the entire Plan Year. A disabled Participant will not be eligible to receive retirement benefits before the earliest date when the Participant would have been eligible to retire under the Plan. Retirement benefit payments to a disabled Participant will be made in accordance with the Participant's election of form and commencement date of retirement benefits in the same manner as for any other Participant.

          3.9  Termination of Employment Before Age 55.  A Participant who
               ---------------------------------------
terminates employment with the Company and its Affiliates before attaining age 55 will not be eligible to receive retirement benefits until age 55 or two years after termination of service, whichever is later. Subject to the foregoing limitation and Sections 3.10 and 3.11, retirement benefit payments to a terminated Participant will be made in accordance with the Participant's election of form and commencement date of retirement benefits. Retirement benefits will commence after the same number of years the Participant elected to have retirement benefits commence following retirement, but measured from the date when the Participant terminated employment, or two years after termination of service or when the Participant attains age 55, whichever is latest. For example, if the Participant terminates service at age 54 and had elected to have retirement benefits commence two years after retirement, retirement benefits will commence when the Participant attains age 56 (which will be two years after termination of service). If the Participant terminates service at age 51 and had elected to have retirement benefits commence two years after retirement, retirement benefits will commence when the Participant attains age 55.

          3.10 Termination for Cause.  Notwithstanding any other provision of
               ---------------------
the Plan, any Participant whose employment is terminated for "cause" and the Beneficiaries of any such Participant will not be entitled to receive any benefits under the Plan. For purposes of this Plan, "cause" means the Participant's (i) commission of a crime, (ii) refusal to follow, without good cause, directions of the Board, (iii) misappropriation of property or money from the Company or its Affiliates, (iv) commission of any act resulting in material harm to the financial condition or reputation of the Company or its Affiliates, or (v) commission of any fraudulent act relating to or arising out of the Participant's employment. Notwithstanding any date of retirement or voluntary termination of employment by the Participant, if the Company or any of its Affiliates notifies the Participant that he or she is being terminated for cause within 90 days of such date of retirement or voluntary termination by the Participant, the Participant shall be considered terminated for cause for purposes of this Plan.

          3.11 Non-Compete Provisions.  If a Participant becomes employed as an
               ----------------------
executive search consultant or obtains employment in any capacity for any other executive search firm within two years after the date of his termination of service (including early, normal or late retirement) with the Company or its Affiliates, the Participant (or his or her Beneficiary following the Participant's death) will not be entitled to receive any benefits under the Plan.

          3.12 Small Payments.  If the monthly payments under the Plan to a
               --------------
Participant (or his or her Beneficiary following the Participant's death) are $500 or less, the Company, in its sole discretion, may convert the benefit to a lump sum payment, notwithstanding any other provision of the Plan.

                                  ARTICLE IV

               SURVIVOR BENEFITS AND DESIGNATION OF BENEFICIARY
               ------------------------------------------------

          4.1  Survivor Benefits.
               -----------------

          (a)  Post-Retirement After Retirement Benefits Have Commenced. If the
               --------------------------------------------------------
Participant dies after retirement benefits have commenced, the Beneficiary will receive the continuation of the survivor portion, if any, of the annuity the Participant elected. If the Participant elected a single life only annuity, no survivor benefit will be payable.

          (b)  After Eligible for Retirement or Post-Retirement Before
               -------------------------------------------------------
Retirement Benefits Commence. If the Participant dies after becoming eligible
----------------------------
for retirement, but before retirement benefits have commenced, the Beneficiary will receive the survivor portion, if any, of the annuity the Participant elected. Survivor benefits will commence after the same number of years the Participant elected to have retirement benefits commence following retirement, but measured from the Participant's death. For example, if the Participant had elected to have retirement benefits commence two years after retirement, survivor benefits will commence two years after the Participant's death.

          (c)  Pre-Retirement. If the Participant dies before eligibility for
               --------------
retirement, the Beneficiary will receive the survivor portion, if any, of the annuity the Participant elected. Survivor benefits will commence on the May 1 or November 1 following the month in which the Participant would have attained age 55 if the Participant had lived.

          (d)  Hardship. In the event of a financial hardship (including
               --------
payment of estate taxes) due to the delay in commencement of survivor benefits, the Beneficiary may submit a written petition to the Committee asking to have survivor benefits commence on an earlier date. The Committee may grant or deny the petition in its sole discretion.

          (e)  Actuarial Adjustment of Survivor Benefits. When retirement
               -----------------------------------------
benefits have not commenced during the Participant's lifetime, survivor benefits which commence before or after the Participant attained or would have attained age 65 will be actuarially adjusted in the manner described in Section 3.6.

          4.2  Designation of Beneficiary. Each Participant shall have the
               --------------------------
right to designate a Beneficiary to whom payment of survivor benefits under a joint and survivor annuity elected by the Participant under this Plan shall be made in the event of the Participant's death. Such designation shall be made on a form prescribed by and delivered to the Company. The Participant shall have the right to change or revoke any such designation of a Beneficiary from time to time prior to commencement of retirement benefit payments by filing a new designation or notice of revocation with the Company, and no notice to any Beneficiary nor consent by any Beneficiary shall be required to effect any such change or revocation except as provided below. The spouse of a married Participant must consent in writing to any designation of a Beneficiary other than the spouse, and any designation of a Beneficiary by a married Participant other than the spouse of such Participant will be null and void without the written consent of the spouse in the form required by the

Company. A subsequent marriage or divorce of the Participant prior to commencement of retirement benefit payments shall revoke all prior designations of a Beneficiary. A Participant may not change his or her Beneficiary after retirement benefit payments commence.

          4.3   Failure to Designate Beneficiary.  If a Participant shall fail
                --------------------------------
to designate a Beneficiary, or if no designated Beneficiary survives the Participant, no survivor benefits will be payable after the Participant's death except as provided in the following sentence. If the Participant is married at the time of death and has not designated a Beneficiary, the survivor benefits, if any, will be paid to the Participant's spouse, unless the Participant elected a single life annuity.



                                   ARTICLE V

                                ADMINISTRATION
                                --------------

          5.1   Administrator.  The Board shall appoint a Committee consisting
                -------------
of three or more persons to administer the Plan and shall have authority to appoint and remove members from the Committee. The Committee shall have the administrative responsibilities hereinafter described with respect to the Plan. Whenever any action is required or permitted to be taken in the administration of the Plan, such action shall be taken by the Committee unless the Committee's power is expressly limited herein or by operation of law. The Committee shall be the Plan "Administrator" (as such term is defined in Section 3(16) (A) of

ERISA). The Committee may delegate its duties and responsibilities as it, in its sole discretion, deems necessary or appropriate to the execution of such duties and responsibilities. The Committee as a whole or any of its members may serve in more than one capacity with respect to the Plan. A member of the Committee shall not vote or act upon any matter which relates solely to the member in his or her individual capacity as a Participant.

          5.2   Powers and Duties.  The Committee, or its delegates, shall
                -----------------
maintain and keep (or cause to be maintained and kept) such records as are necessary for the efficient operation of the Plan or as may be required by any applicable law, regulation or ruling and shall provide for the preparation and filing of such forms, reports, information, and documents as may be required to be filed with any governmental agency or department and furnished to Participants and/or Beneficiaries.

          Except to the extent expressly reserved to the Company or the Board, the Committee shall have all powers necessary to administer the Plan and to satisfy the requirements of any applicable laws. These powers shall include, by way of illustration and not limitation, the exclusive powers and discretionary authority necessary to:

          (a) construe and interpret the Plan; declare and amend the Annual Benefits Schedule; decide all questions of eligibility, including whether a person shall participate in the Plan for U.S. or International Executives; decide all questions of fact relating to claims for benefits; and determine the amount, time, manner, method, and mode of payment of any benefits hereunder;

          (b) direct the Company and/or the trustee of any trust established at the discretion of the Company to provide for the payment of benefits under the Plan, including the amount, time, manner, method, and mode of payment of any benefits hereunder;

          (c) prescribe procedures to be followed and forms to be used by Participants and/or other persons in filing applications or elections;

          (d) prepare and distribute, in such manner as may be required by law or as the Committee deems appropriate, information explaining the Plan; provided, however, that no such explanation shall contravene the terms of this Plan or increase the rights of any Participant or Beneficiary or the liabilities of the Company; and

          (e) perform all functions otherwise imposed upon a plan administrator by ERISA which are not expressly reserved to the Company or the Board.

          5.3    Claims Procedure. The right of any Participant or Beneficiary
                 ----------------
to receive a benefit hereunder and the amount of such benefit shall be determined in accordance with the procedures for determination of benefit claims established and maintained by the Committee in compliance with the requirements of Section 503 of ERISA.

                                   ARTICLE VI

                       AMENDMENT AND TERMINATION OF PLAN
                       ---------------------------------



          Subject to the limitations of Article VII, the Board may, at any time in its complete and sole discretion, amend or terminate the Plan in whole or in part, change the benefits under the Plan, or otherwise modify the Annual Benefits Schedule for the Plan, provided that no such action may deprive Participants or Beneficiaries of benefits which have accrued prior to such action. Written notice of any amendment or termination of the Plan shall be given to each affected Participant in the Plan.


                                  ARTICLE VII

                               CHANGE OF CONTROL
                               -----------------


          In the event of a "Change of Control" of the Company (as defined below), the Plan may not be amended or terminated, and the Annual Benefits Schedule and benefits under the Plan may not be modified or changed, during the two year period after the Change of Control. All Participants who remain in employment with the Company or its Affiliates shall continue to accrue benefits under the Plan for the Plan Years which commence during such two year period in accordance with the provisions of the Plan.

          For purposes of this Plan, a "Change of Control" shall mean (i) the sale or other transfer of 50% or more of the voting stock of the Company, other than to (a) shareholders of the Company, (b) a pension, profit-sharing, stock bonus or similar plan established for the benefit of employees of the Company or its Affiliates or (c) an entity in which the former shareholders of the Company hold 50% or more of the value of the outstanding stock; (ii) a merger, consolidation, business combination or other reorganization of the Company in which the former shareholders of the Company hold 50% or more of the value of the outstanding stock; or (iii) the sale or other transfer of all or substantially all of the assets of the Company, other than to (a) shareholders of the Company, (b) a pension, profit-sharing, stock bonus or similar plan established for the benefit of employees of the Company or its Affiliates or (c) an entity in which the former shareholders of the Company hold 50% or more of the value of the outstanding stock.


                                 ARTICLE VIII

                                 MISCELLANEOUS
                                 -------------

          8.1  ERISA Plan. This Plan is covered by Title I of the Employee
               ----------
Retirement Income Security Act of 1974 ("ERISA") as a "top hat" pension benefit plan. The Company is the "named fiduciary" of the Plan for purposes of Section 402(a) (2) of ERISA. The Plan is intended to be "unfunded" and maintained "primarily for the purpose of providing deferred compensation for a select group of management of highly compensated employees" for purposes of ERISA, and as such is intended not to be covered by Parts 2 through 4 of Subtitle B of Title I of ERISA (relating to participation and vesting, funding and fiduciary responsibility).

          8.2  Employment Not Guaranteed. Nothing contained in this Plan nor any
               -------------------------
action taken hereunder shall be construed as a contract of employment or as giving any Participant any right to be retained in employment with the Company or its Affiliates.

          8.3  Protective Provisions. Each Participant shall cooperate with
               ---------------------
the Company by furnishing any and all information requested by the Company in order to facilitate the payment of benefits hereunder, taking such physical examinations as the Company may deem necessary and taking such other relevant action as may be requested by the Company. If a Participant refuses so to cooperate, the Company shall have no further obligation to the Participant or his or her Beneficiary under the Plan. If a Participant makes any material misstatement of information or nondisclosure of medical history or commits suicide within two years after becoming a Participant in the Plan, then no benefits will be payable hereunder to such Participant's Beneficiary, provided, that in the Company's sole discretion, benefits may be payable in an amount reduced to compensate the Company for any loss, cost, damage or expense suffered or incurred by the Company as a result in any way of any such action, misstatement or nondisclosure.

          8.4    Arbitration. Any controversy or claim arising out of or
                 -----------
relating to this Plan, or the breach thereof, shall be settled by arbitration in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall occur in Los Angeles, California. The fees and expenses of any arbitration shall be awarded by the arbitrator(s).

          8.5  Gender, Singular & Plural. All pronouns and any variations
               -------------------------
thereof shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

          8.6  Captions. The captions of the articles, sections and paragraphs
               --------
of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

          8.7  Validity. In the event any provision of this Plan is held
               --------
invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provisions of this Plan, and this Plan shall be deemed to be modified to the least extent possible to make it valid and enforceable in its entirety.

          8.8  Notices and Elections. Any notice or election required or
               ---------------------
permitted to be given to the Company or the Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company, directed to the attention of the President. Such notice or election shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

          8.9  Withholding; Employment Taxes. To the extent required by the law
               -----------------------------
in effect at the time payments are made, the

Company shall withhold any taxes required to be withheld by the federal or any state or local government from payments made hereunder.

          8.10  Applicable Law. This Plan shall be construed, regulated and
                --------------
administered in accordance with the laws of the State of California, except insofar as state law is preempted by ERISA.

          8.11  Waiver of Breach. The waiver by the Company of any provision of
                ----------------
this Plan shall not operate or be construed as a waiver of any subsequent breach by the Participant.

          8.12  Benefit. The rights and obligations of the Company under this
                -------
Plan shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Company.

          8.13  No Right to Company Assets. Neither the Participant nor any
                ---------------------------
other person shall acquire by reason of the Plan any right in or title to any assets, funds or property of the Company whatsoever including, without limiting the generality of the foregoing, any specific funds or assets which the Company, in its sole discretion, may set aside in anticipation of a liability hereunder, nor in or to any policy or policies of insurance on the life of the Participant owned by the Company. No trust shall be created in connection with or by the execution or adoption of this Plan, and any benefits which become payable hereunder shall be paid from the general assets of the Company. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company.

          8.14   Offset. If at the time payments or installments of payments are
                 ------
to be made hereunder the Participant or the Beneficiary or both are indebted or obligated to the Company, then the payments remaining to be made to the Participant or the Beneficiary or both may, at the discretion of the Company, be reduced by the amount of such indebtedness or obligation, provided, however, that an election by the Company not to reduce any such payment or payments shall not constitute a waiver of its claim for such indebtedness or obligations.

          8.15   Nonassignability. Neither the Participant nor any other person
                 ----------------
shall have any right to commute, sell, assign, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by the Executive or any other person, or be transferable by operation of law in the event of the Participant's or any other person's bankruptcy or insolvency.

          8.16   Trust Fund. The Company shall be responsible for the payment of
                 ----------
all benefits provided under the Plan. At its discretion, the Company may establish one or more trusts, with such trustees as the Board or the Committee may approve, for the purpose of providing for the payment of such benefits. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Company's creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, the Company shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Company.

                                  ARTICLE IX

              DISCLAIMER OF RESPONSIBILITIES FOR TAX CONSEQUENCES
              ---------------------------------------------------


          The Company and its Affiliates assume no responsibility, and do not purport to provide any tax or legal advice or counsel, with respect to any tax consequences or liabilities which result from the benefits which are provided under this Plan. Participants and Beneficiaries must look solely to their own tax and legal advisers for such advice and counsel.

          IN WITNESS WHEREOF, the Company has caused this Worldwide Executive Benefit Retirement Plan for U.S. Executives to be executed this 1st day of
                                                                ---
January, 1997, effective as of January 1, 1997.
-------

                               KORN/FERRY INTERNATIONAL


                               By: /s/ Peter L. Dunn
                                 -----------------------------------------
                                 Title:

Attest:



By: /s/ Kristine E. Key
    -------------------------------
    Title:

                           KORN/FERRY INTERNATIONAL
                          WORLDWIDE EXECUTIVE BENEFIT
                                RETIREMENT PLAN
                              FOR U.S. EXECUTIVES

                           ANNUAL BENEFITS SCHEDULE
                           ------------------------

================================================================================
The retirement benefit for each Participant is subject to all of the terms of the Korn/Ferry International Worldwide Executive Benefit Retirement Plan for U.S. Executives. The Company will furnish an Annual Benefit Statement to each Participant which will set forth the annual and cumulative accrual percentage for calculating the Participant's retirement benefit under the Plan for the applicable Plan Year. The target annual accrual percentage for each Plan Year will be based on this Annual Benefits Schedule, as modified from time to time. The actual annual accrual percentage for each Plan Year will be determined by the Board of Directors based on the profitability of the Company for the Plan Year. In the event of any difference between the annual or cumulative accrual percentages set forth in the most recent Annual Benefit Statement issued to the Participant and the percentages determined from the Annual Benefits Schedules, the annual and cumulative accrual percentages determined from the Annual Benefits Schedules issued by the Company shall be controlling, subject to the limitations set forth in the Plan. The Company reserves the right, at any time except during the two year period after a Change of Control, in its complete and sole discretion, to amend or terminate the Plan in whole or in part, change the normal retirement benefit or annual accrual percentage under the Plan or otherwise modify this Annual Benefits Schedule, provided that no such action may deprive Participants or Beneficiaries of benefits which have accrued prior to such action.
================================================================================

                            KORN/FERRY INTERNATIONAL
                          WORLDWIDE EXECUTIVE BENEFIT
                                RETIREMENT PLAN
                              FOR U.S. EXECUTIVES


                           ANNUAL BENEFITS SCHEDULE

                         May 1, 1994 to April 30, 1995
--------------------------------------------------------------------------------

                       WEB TARGET                            WEB TARGET
 COUNTRY        NORMAL RETIREMENT BENEFIT*          ANNUAL ACCRUAL PERCENTAGE**
--------------------------------------------------------------------------------
United        .25% of Final Average Salary         .00% of Final Average Salary
States
--------------------------------------------------------------------------------

*    After 20 Plan Years of full-time service as a Participant in the Plan.
** For each full Plan Year of full-time service (to a maximum of 20) as a Participant in the Plan.

A supplemental contribution was made to the 401(k) plan for the 1994 Plan Year on behalf of eligible participants.



    1/1/97                                /s/ Peter L. Dunn
-------------------------------          --------------------------------------
Date                                     Signature

                           KORN/FERRY INTERNATIONAL
                          WORLDWIDE EXECUTIVE BENEFIT
                                RETIREMENT PLAN
                              FOR U.S. EXECUTIVES

                           ANNUAL BENEFITS SCHEDULE


                         MAY 1, 1995 TO APRIL 30, 1996
--------------------------------------------------------------------------------

                         WEB TARGET                        WEB TARGET
COUNTRY          NORMAL RETIREMENT BENEFIT*       ANNUAL ACCRUAL PERCENTAGE**
--------------------------------------------------------------------------------

United States  9.25% of Final Average Salary   0.4625% of Final Average Salary

--------------------------------------------------------------------------------

* After 20 Plan Years of full-time service as a Participant in the Plan. ** For each full Plan Year of full-time service (to a maximum of 20) as a Participant in the Plan.




     1/1/97                              /s/ Peter L. Dunn
-------------------------------         -------------------------------
Date                                    Signature

                           KORN/FERRY INTERNATIONAL
                          WORLDWIDE EXECUTIVE BENEFIT
                                RETIREMENT PLAN
                              FOR U.S. EXECUTIVES

                           ANNUAL BENEFITS SCHEDULE


                         MAY 1, 1996 TO APRIL 30, 1997
--------------------------------------------------------------------------------

                         WEB TARGET                        WEB TARGET
COUNTRY          NORMAL RETIREMENT BENEFIT*       ANNUAL ACCRUAL PERCENTAGE**
--------------------------------------------------------------------------------

United States  9.25% of Final Average Salary    .4625% of Final Average Salary

--------------------------------------------------------------------------------

     *  After 20 Plan Years of full-time service as a Participant in Plan.
     ** For each full Plan Year of full-time service (to a maximum of 20) as a Participant in the Plan.




          4/30/97                              /s/ Peter L. Dunn
     -------------------------------         -------------------------------
     Date                                    Signature